                                                                       EXHIBIT 7

                                                                [EXECUTION COPY]
                                                                ----------------

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Security Agreement") dated as of May 13, 1997 is entered into by Interactive Entertainment Limited, a Bermuda exempted company ("Debtor") and Harrah's Interactive Investment Company, a Nevada corporation (the "Secured Party").

                                   Recitals:
                                   --------

     A. SGI Holding Corporation Limited ("SGIH") and Debtor have requested that the Secured Party provide Debtor with a loan to Debtor (the "Loan"), which Loan will provide Debtor with funds necessary to permit Debtor to carry on Debtor's day-to-day business activities.

     B. The Secured Party has agreed, although the Secured Party is under no obligation to do so, to make such Loans and other financial accommodations to Debtor from time to time which are pursuant to and reflected in the Funding Agreement, the Convertible Promissory Note (the "Note"), the Pledge and Security Agreement, the Guaranty, the Warrant Agreement, all of even date herewith (collectively, with this Security Agreement, the "Financing Agreements").

     C. Secured Party's agreement to make the Loan is conditioned on the guaranty of such Loan by SGIH, the receipt of a security interest in all of the assets of IEL as evidenced by this Security Agreement.

                                  Agreements:
                                  ----------

     NOW, THEREFORE, in consideration of the premises set forth therein, and to induce Secured Party to make the Loan and financial accommodations to Debtor on the terms and provisions and as reflected in the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Definitions.  The following terms shall have the following meanings:

         "Accounts" shall mean any "account," as such term is defined in the Uniform Commercial Code.

         "Chattel Paper" shall mean any "chattel paper," as such term is defined in the Uniform Commercial Code.

        "Collateral" is defined in Section 2 hereof.


        "Contracts" shall mean all contracts, undertakings or other agreements (other than rights evidenced by Chattel Paper or Documents) in or under which Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

        "Copyrights" shall mean any of Debtor's copyrights, rights and interests in copyrights, works protectible by copyrights, copyright registrations and copyright applications and all renewals of any of the foregoing, all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Default" shall mean the occurrence of an uncured Event of Default.

          "Documents" shall mean any "documents," as such term is defined in the Uniform Commercial Code.

          "Event of Default" shall mean an uncured event of default under the Financing Agreements.

          "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code and shall include motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "General Intangibles" shall mean any "general intangibles," as such term is defined in the Uniform Commercial Code and shall include, without limitation, all right, title and interest in or under any Contract, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

          "Goods" shall mean any "goods," as such term is defined in the Uniform Commercial Code.

          "Inventory" shall mean any "inventory," as such term is defined in the Uniform Commercial Code.

          "Investment Property" shall mean any "certificated security," or "uncertificated security" as such terms are defined in the Uniform Commercial Code.

          "Patents" shall mean any of Debtor's patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and the reissues, divisions, continuation, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Proceeds" shall mean "proceeds," as such term is defined in the Uniform Commercial Code and shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments, in any form whatsoever, made or due and payable from time to time in connection with any confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

          "Trademarks" shall mean any of Debtor's trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith and renewals thereof, and all income, royalties, damages and payments now or hereafter due or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Tennessee; provided, however, if, by reason of mandatory provisions of law, the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Tennessee, the term "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     2. Grant of Security Interest. As collateral security for the Loan, Debtor hereby pledges and grants to Secured Party a lien on and security interest in and to all of Debtor's right, title and interest in the following property and interests in property, whether now owned or hereafter acquired by Debtor and wherever located (collectively, the "Collateral"):

          (a)  all Accounts;

          (b)  all Inventory;

          (c)  all General Intangibles;

          (d)  all Equipment;

          (e)  all Documents;

          (f) all Contracts, including, without limitation, that certain Cross-License Agreement, dated as of December 30, 1994, between Harrah's Interactive Entertainment Company, a Nevada corporation and an affiliate of Secured Party ("HIEC"), and Sky Games International Ltd., a Bermuda exempted company f/k/a Creator Capital Inc., an affiliate of SGIH ("SGI"), a copy of which is attached as Exhibit A hereto;

           (g)  all Goods;

           (h)  all Investment Property;

           (i) all bank and depositary accounts maintained by Debtor, all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts; and

          (j) all other tangible and intangible property of Debtor, including without limitation, all Proceeds, products, accessions, rents, profits, income, benefits, substitutions, additions and replacement of and to any of the property described in this Section 2 including, without limitation, any proceeds of insurance thereon and all rights, claims and benefits against any person relating thereto) and all books, correspondence files, records, invoices and other papers, including, without limitation, all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of Debtor or any computer bureau or service company from time to time acting for Debtor.

     3. Representations, Warranties and Covenants of Debtor. Debtor represents and warrants to, and covenants with, Secured Party as follows:

          (a) This Agreement is effective to create in favor of Secured Party a valid security interest in and lien upon all of Debtor's right, title and interest in and to the Collateral and, upon the filing of appropriate Uniform Commercial Code financing statements, such security interest will be duly perfected in all of the Collateral.

          (b) Debtor has full right, power and authority to assign and transfer its interest in the Collateral to Secured Party and to confer upon Secured Party the rights, interests, powers and authorities herein granted and conferred.

          (c) Debtor's interests in the Collateral are not subject to any claim, setoff, lien or encumbrance of any nature, except as created hereby.

     4. Agreements of Debtor. Debtor hereby agrees with Secured Party as follows:

          (a) Other Documents and Actions. Debtor shall give, execute, deliver, file or record any financing statement, notice, instrument, agreement or other document that may be necessary or desirable in the reasonable judgment of Secured Party to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Secured Party to exercise and enforce the rights of Secured Party hereunder with respect to such security interest.

          (b) Books and Records. Debtor shall maintain complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Debtor shall permit any representative of Secured Party to inspect such books and records at any time during reasonable business hours and shall provide photocopies thereof to Secured Party upon the request of Secured Party.

          (c) Further Identification of Collateral. Debtor shall, when and as often as reasonably requested by Secured Party, furnish to Secured Party, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (d) Changes in Name; Location. Debtor shall notify Secured Party promptly in writing prior to any change in Debtor's name, identity or corporate structure or the proposed use by Debtor of any new trade name or fictitious business name.

          (e) Collections. Until notice from Secured Party to the contrary, given at any time during any Default, Debtor shall, at its own expense, endeavor to collect all amounts due with respect to any of the Accounts and shall take such action with respect to such collection as Debtor may deem advisable.


     5.   Remedies.  During the period of any Default:

          (a) Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a Secured Party upon a default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral) and Secured Party may, without notice, demand or legal process of any kind except as may be required by law, at any time or times (i) enter Debtor's premises and take physical possession of the Collateral and maintain such possession on Debtor's premises or remove the Collateral or any part thereof to such other place or places as

Secured Party may desire, (ii) require Debtor to, and Debtor hereby agrees to, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor and (iii) either (x) retain the Collateral for Secured Party's own use and benefit, or (y) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the offices of Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned;

          (b) Secured Party may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, any of the Collateral; and

          (c) Secured Party may, in the name of Secured Party or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

     6. Deficiency; Application of Proceeds. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the amounts owed under the Notes, Debtor shall remain liable for any deficiency. The proceeds of any collection, sale or other realization of all or any part of the Collateral shall be applied: first, to payment of all expenses payable or reimbursable by Debtor under the Notes; second, to payment of all accrued unpaid interest on the Notes; third, to payment of principal of the Notes; and last, any remainder shall be for the account of and paid to Debtor.

     7. Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the discretion of Secured Party, after an uncured Event of Default, solely for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement.

     8. Termination. This Agreement and the liens and security interests granted hereunder shall terminate upon the satisfaction of the obligation under the Note, including by way of conversion of amounts outstanding under the Note into shares of common stock, Cdn. $.01 par value, of SGI in connection with the amalgamation of IEL with and into SGIH.

     9. Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as Secured Party may reasonably require in order for Secured Party to obtain the full benefits of this Agreement, including, without limitation, using Debtor's best efforts to secure all consents and approvals necessary or appropriate for the assignment to Secured Party of any Collateral held by Debtor or in which Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the Liens and security interests granted hereby, transferring Collateral to Secured Party's possession if a security interest in such Collateral can be perfected by possession, placing the interest of Secured Party as lienholder on the certificate of title of any motor vehicle and obtaining waivers of liens from landlords and mortgagees. Debtor further hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by law.

     10. Consent and Agreement of HIEC and SGI. HIEC's and SGI's consent to this Security Agreement and to Debtor's encumbering its interest in the Collateral as provided herein and HIEC's and SGI's agreement to the provisions, terms and conditions hereof is evidenced by the Consent and Agreement of HIEC and the Consent and Agreement of SGI attached hereto and made a part hereof.

     11. No Assumption by Secured Party. Neither this Security Agreement nor any action or actions on the part of Secured Party shall constitute an assumption of any obligation, duty or liability on the part of Secured Party and Debtor shall continue to be liable for all its obligations in connection with the Collateral, Debtor hereby agreeing to perform each and all of its obligations under the Collateral and to indemnify and hold Secured Party free and harmless from and against any loss, cost, liability, damage or expense (including without limitation attorneys fees and expenses) resulting from any failure of Debtor to so perform.

     12.  General.

          (a) No failure of Secured Party to avail itself of any of the terms and conditions of this Security Agreement for any period of time shall be construed to be a waiver of any of its rights hereunder and Secured Party shall have the full right and authority to enforce this Assignment or any of its terms at any time or times that Secured Party shall deem fit.

          (b) Secured Party shall incur no liability to Debtor if any action taken by Secured Party or in its behalf in good faith pursuant to this Assignment or any of the other Financing Agreements shall prove to be in whole or in part inadequate or invalid.

          (c) All notices and other communications to be delivered or made hereunder shall be in writing and shall be (i) delivered personally, (ii) sent by postage prepaid certified mail, return receipt requested, (iii) sent by express courier service, or (iv) sent by facsimile at the following addresses or at such other addresses as shall be described in written notice as provided herein:

               Debtor:   Interactive Entertainment Limited
                                   595 Howe Street, Suite 1115
                                   Vancouver, British Columbia V6C 2T5
                                   Facsimile No.: 604-687-8678

               With a copy to:     Altheimer & Gray
                                   10 South Wacker Drive, Suite 4000
                                   Chicago, Illinois 60606
                                   Attn: Andrew W. McCune, Esq.
                                   Facsimile No.: 312-715-4800

               Secured Party:      Harrah's Interactive Investment Corporation
                                   1023 Cherry Road
                                   Memphis, Tennessee 38117
                                   Attn: John M. Boushy

                                   Facsimile No.: 901-762-8914

               With a copy to:     Harrah's Entertainment, Inc.
                                   1023 Cherry Road
                                   Memphis, Tennessee 38117
                                   Attn: John W. McConomy, Esq.
                                   Facsimile No.: 901-762-8735

All such notices and communications shall be effective, if mailed, upon expiration of the fifth (5th) day following the date of mailing (except that any notice of change of address shall be effective only upon receipt by the party to whom such notice is addressed), and if delivered personally or delivered by courier, upon receipt or refusal of delivery and if by facsimile, upon the first business day following confirmed transmission; provided such notice or communication is also mailed in accordance with the foregoing requirements within two (2) days of delivery by facsimile.

          (d) This Security Agreement and the other Financing Agreements shall be governed by and construed in accordance with the laws of the State of Tennessee. Debtor and Secured party further agree that the determination of any action relating to this Security Agreement or any of the Financing Agreements delivered in favor of Secured Party shall be either an appropriate court of the State of Tennessee or the United States District Court for the Western District of Tennessee.

          (e) All of the rights of Secured Party under this Assignment shall be cumulative and shall inure to the benefit of and may be enforced by Secured Party and its successors and assigns. All obligations of Debtor, HIEC and SGI hereunder shall be binding upon the legal representatives, successors and Debtors of Debtor, HIEC and SGI.

          (f) The section headings in this Security Agreement are for convenience of reference only, are not to be considered in part hereof and shall not limit or otherwise affect any of the terms hereof.

          (g) This Security Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Debtor has executed this Security Agreement as of the date first above written.


                              INTERACTIVE ENTERTAINMENT LIMITED



                              By:/s/ Malcolm P. Burke
                                 --------------------
                                 Name: Malcolm P. Burke
                                      -----------------
                                 Title: Vice President and Director
                                       ----------------------------

                                   EXHIBIT A

                            CROSS-LICENSE AGREEMENT

                             CONSENT AND AGREEMENT
                                       OF
                          SKY GAMES INTERNATIONAL LTD.


     With respect to its interest in the Cross-License Agreement (the "Agreement") referred to in the attached Security Agreement (the "Security Agreement") from Interactive Entertainment Limited, a Bermuda exempted company ("Assignor"), to and for the benefit of Sky Games International Ltd., a Bermuda exempted company f/k/a Creator Capital Inc., a Yukon Territory corporation ("Assignee"), the undersigned ("SGI") hereby: (a) consents to Assignor's assignment of all of its right, title and interest in the Agreement as provided in the Assignment and to Assignor's encumbering its interest in the Agreement as provided therein; (b) confirms that the Exhibit A attached to the Agreement is a true, correct and complete copy of the Agreement, the Agreement is in full force and effect and constitutes and represents the entire agreement between Assignor and SGI with respect to the rights and licenses contained therein, there have been no modifications or additions thereto, written or oral, and there exists no breach, default or event of default which, with the giving of notice or the passage of time or both, would constitute a breach thereunder; (c) agrees to all of the provisions, terms and conditions set forth in the Assignment as they relate to SGI; (d) agrees to give the notices and certificates and observe and perform the agreements of SGI provided therein; and (e) agrees to recognize Assignee under the Agreement for all purposes as though Assignee were an original party thereunder upon Assignee's assumption of the Agreement pursuant to Section 5 or 6 of the Assignment.

     IN WITNESS WHEREOF, SGI has executed this Consent and Agreement as of the date first set forth in the Assignment.


                                 SKY GAMES INTERNATIONAL LTD.



                                 By:/s/ Malcolm P. Burke
                                    --------------------
                                    Name:Malcolm P. Burke
                                         ----------------
                                    Title:President
                                          ---------

                             CONSENT AND AGREEMENT
                                       OF
                   HARRAH'S INTERACTIVE ENTERTAINMENT COMPANY


     With respect to its interest in the Cross-License Agreement (the "Agreement") referred to in the attached Security Agreement (the "Security Agreement") from Interactive Entertainment Limited, a Bermuda exempted company ("Assignor"), to and for the benefit of Harrah's Interactive Investment Company, a Nevada corporation ("Assignee"), the undersigned ("HIEC") hereby: (a) consents to Assignor's assignment of all of its right, title and interest in the Agreement as provided in the Assignment and to Assignor's encumbering its interest in the Agreement as provided therein; (b) confirms that the Exhibit A attached to the Agreement is a true, correct and complete copy of the Agreement, the Agreement is in full force and effect and constitutes and represents the entire agreement between Assignor and HIEC with respect to the rights and licenses contained therein, there have been no modifications or additions thereto, written or oral, and there exists no breach, default or event of default which, with the giving of notice or the passage of time or both, would constitute a breach thereunder; (c) agrees to all of the provisions, terms and conditions set forth in the Assignment as they relate to HIEC; (d) agrees to give the notices and certificates and observe and perform the agreements of HIEC provided therein; and (e) agrees to recognize Assignee under the Agreement for all purposes as though Assignee were an original party thereunder upon Assignee's assumption of the Agreement pursuant to Section 5 or 6 of the Assignment.

     IN WITNESS WHEREOF, HIEC has executed this Consent and Agreement as of the date first set forth in the Assignment.


                                 HARRAH'S INTERACTIVE ENTERTAINMENT COMPANY



                                 By:/s/ John M. Boushy
                                        --------------
                                   Name:John M. Boushy
                                        --------------
                                   Title:Senior Vice President
                                         ---------------------

                            CROSS-LICENSE AGREEMENT

     THIS CROSS-LICENSE AGREEMENT (this "Agreement") is made and entered into as of the ____ of December 1994, by and among Creator Capital Inc., a Yukon Territory corporation ("CCI"), Interactive Entertainment Limited, a Bermuda exempted company ("the Venture"), and Harrah's Interactive Entertainment Company, a Nevada corporation (the "Manager"). Sky Games International, Corp. ("SGIC"), a Nevada corporation and an Affiliate (as defined below) of CCI, and SGI Holding Corporation Limited ("SGI Holding"), a Bermuda exempted company and an Affiliate of CCI, are also executing this Agreement solely for the purposes of making the representations, warranties, covenants and agreements specifically made by them in Sections 5 and 8 of this Agreement and to become bound by the provisions of Sections 7 and 10 of this Agreement, and neither SGIC nor SGI Holding shall have any other liability or obligation under this Agreement. As used herein, the term "Affiliate" shall mean an entity, including without limitation a general partnership or a business trust, controlling, controlled by or under common control with another entity (except that the Venture shall not be deemed to be an Affiliate of either SGI Holding or the Manager or any of their respective Affiliates).

                             W I T N E S S E T H :

     WHEREAS, SGIC has purchased and/or developed software, in both object code and source code format and including any and all documentation related thereto, in connection with the development of a computer-based interactive video system for the operation of gaming and related entertainment activities on-board aircraft and other venues or locations (which software is described generally on Schedule A attached hereto and hereby made a part hereof, and which is memorialized in its current form on diskette(s) attached hereto as Exhibit 1) and certain additional inventions (whether or not patentable), know-how, trade secrets and other proprietary information related to or in connection with such software (collectively, the "Software");

     WHEREAS, CCI has acquired from SGIC all right, title and interest in and to the Software pursuant to an Assignment Agreement (the "SGIC Assignment"), a copy of which is attached hereto as Exhibit 2;

     WHEREAS, the Venture has been recently formed as a Bermuda exempted company by SGI Holding, which owns 80% of the issued and outstanding stock of the Venture, and Harrah's Interactive Investment Company, a Nevada corporation and an Affiliate of the

Manager, which owns the remaining 20% of the issued and outstanding stock of the Venture, to develop, implement and operate gaming and other operations in the pursuit of the "Company Business" (as defined in that certain Shareholders Agreement, of even date herewith, among SGI Holding, Harrah's Interactive Investment Company and the Venture, and as such Shareholders Agreement may be amended from time to time (the "Shareholders Agreement"));

     WHEREAS, the Venture has determined that it is in its best interest to obtain a license to use the Software, and CCI desires to license the Software to the Venture, on the terms and conditions stated herein;

     WHEREAS, it is intended by the Venture that the further development of the Software and the exploitation of the Software on behalf of the Venture primarily will be undertaken by the Manager, acting as the manager of the Venture's business pursuant to a Management Agreement of even date herewith, between the Venture and the Manager (the "Management Agreement");

     WHEREAS, to the extent that the Venture develops or acquires improvements to the Software, CCI desires to obtain license rights thereto for the purpose of engaging in business opportunities proposed by SGI Holding or its Affiliates which are neither undertaken by the Venture nor in conflict with the business of the Venture (as provided in the Shareholders Agreement), and the Venture desires to license such rights to CCI, on the terms and conditions stated herein; and

     WHEREAS, the Manager desires to obtain license rights to the Software and the Venture Technology (as defined below) for the purpose of engaging in business opportunities proposed by the Manager or its Affiliates which are neither undertaken by the Venture nor in conflict with the business of the Venture (as provided in the Shareholders Agreement), and CCI and the Venture desire to license such rights to the Manager, on the terms and conditions stated herein.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agrees as follows:

     1.   License from CCI to the Venture.

          (a) License of Software. CCI hereby grants to the Venture an exclusive (subject to the licenses and rights of use provided for in Sections 2 and 3), worldwide, royalty-free license to the Software for use by the Venture in the development, implementation and operation of gaming and other pursuits within the Company Business as such Company Business from time to time shall be determined by the Venture.

          (b) Improvements. The Venture acknowledges and understands that the Software is not complete and that further development of the Software is necessary for the implementation and operation of gaming. The Venture also acknowledges and agrees that any further development, modification, improvement, upgrading and maintenance of the Software (collectively, "Improvements") for use within the Company Business shall be the sole responsibility of the Venture. Except as otherwise provided herein, the Venture shall be the sole and exclusive owner of all right, title and interest in and to any Improvements made by the Manager on behalf of the Venture and of all copyrights (including audiovisual copyrights), patents, patent applications, trademarks, trade secrets, rights of priority, design rights and other intangible rights therein (collectively, "Intellectual Property Rights"), and the Manager hereby assigns all such Improvements and all Intellectual Property Rights therein to the Venture. Notwithstanding any other provision of this Agreement to the contrary, CCI and the Venture hereby acknowledge and agree that none of the computer or other systems of the Manager or any of its Affiliates, as they now exist or as they may be developed from time to time, nor any interfaces or other modifications developed to facilitate the operation of the Software in conjunction with such systems of the Manager or any of its Affiliates (even if the costs of developing such interfaces or modifications are paid for by the Venture), shall be deemed to be the property of CCI or the Venture or otherwise deemed to be Improvements, all such systems and interfaces and modifications shall remain the property of the Manager or its Affiliates, and CCI and the Venture hereby assign all rights in all such systems and interfaces and modifications, including but not limited to Intellectual Property Rights, to the Manager. In the event that the Venture (or the Manager acting on behalf of the Venture) retains any third party for the purpose of creating or developing Improvements, the Venture or the Manager shall require such third party to assign to and transfer to the Venture in writing all right, title and interest to such Improvements and all Intellectual Property Rights therein (including without limitation software source code), unless CCI otherwise shall give its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. CCI shall neither license others to use the Software, nor use the Software for the benefit of itself, any of its Affiliates or any other party, except as set forth in Sections 2 and 3.

          (c) Disclaimer of Warranties. EXCEPT AS SET FORTH IN SECTION 5(a), ALL SOFTWARE PROVIDED AND LICENSED UNDER THE SECTION 1 OR UNDER SECTION 3 IS ON AN "AS IS" BASIS, AND NEITHER CCI NOR ANY OF ITS AFFILIATES ASSUMES ANY RESPONSIBILITY FOR THE RESULTS OR CONSEQUENCES THAT MAY BE OBTAINED FROM THE USE OF THE SOFTWARE, INCLUDING WITHOUT LIMITATION ANY ECONOMIC RESULTS OR CONSEQUENCES OR ANY INJURIES TO PERSONS OR PROPERTY. ON BEHALF OF ITSELF AND ITS AFFILIATES, CCI HEREBY DISCLAIMS IN THEIR ENTIRETY ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          (d) Right to Modify. The Venture and any third party acting on behalf of the Venture (through the Manager during the term of the Management Agreement) shall have the unrestricted right to modify, and create derivative works based upon, the Software as the Venture or the Manager may desire and to merge any portion of the Software into any other software, provided that any portion of the Software so modified shall remain subject to the terms and conditions of this Agreement. The Venture (through the Manager during the term of the Management Agreement) may, but shall not be obligated to, contract with CCI or any of its Affiliates to develop Improvements on terms and conditions mutually agreeable to the Venture and CCI or its Affiliate.

          (e) Right to Make and Distribute Copies. The Venture and any third party acting on behalf of the Venture (including the Manager during the term of the Management Agreement) shall have the right to make and distribute copies of the Software and Improvements to the extent deemed necessary by or on behalf of the Venture and to the extent required for archival back-up or disaster recovery purposes, provided that each such copy shall remain subject to the terms and conditions of this Agreement.

          (f) Sublicenses. The Venture (through the Manager during the term of the Management Agreement) shall have the right to grant sublicenses to other (including to the Manager) to use the Software, provided that no such sublicensee shall have the right to grant further sublicenses (sub-sublicenses) without the prior written consent of CCI, which shall not be unreasonably withheld, conditioned or delayed, and provided further that any sublicense granted under this subsection shall be subject to this Agreement and shall not include any terms or conditions inconsistent with this Agreement. Any such sublicensee shall be permitted to exercise any right provided to the Venture in this
Section 1 to the extent that the Venture so authorizes such sublicensee in writing.

          (g) Access to Source Code. The Venture (through the Manager during the term of the Management Agreement) and such contractors as the Venture or the Manager may retain shall have complete access to all source code included in the Software for all purposes within the scope of the license rights granted hereby, subject only to the confidentiality provisions of Section 6 hereof.

          (h) Related Rights. To the extent CCI has Intellectual Property Rights related to the Software that might otherwise be infringed by the Venture's or the Manager's use in any manner of the Software within the license granted in this Section 1 or in Section 3, respectively, CCI grants to the Venture and the Manager, as the case may be, and their respective sublicensees and customers, a royalty-free, worldwide, exclusive (subject to the licenses and rights of use provided for in Sections 2 and 3) license to such Intellectual Property Rights to enable the Venture, the Manager and their respective sublicensees and customers to exercise the license rights granted in this
Section 1 and in Section 3, respectively.

     2.   License from the Venture to CCI.

          (a) License of the Venture Technology. The Venture hereby grants to CCI a nonexclusive, worldwide license to all Improvements, including any Improvements to prior Improvements, if any (collectively, the "Venture Technology"), which licensed rights may only be used or commercially exploited to the extent, and only to the extent, that such use or exploitation is specifically excluded from the Company Business through the exercise by Harrah's Interactive Investment Company of any right of disapproval under Section 1.6(a)(xii) or Section 3.2(b) of the Shareholders Agreement, subject in each case to the proviso set forth in each such section of the Shareholders Agreement, and provided that the excluded use is actually undertaken by CCI or a Permitted CCI Sublicensee (as defined below) within a reasonable time following such disapproval. Such exploitation or use may not be expanded beyond the specific use or exploitation specifically disapproved by Harrah's Interactive Investment Company. The Venture hereby covenants and agrees not to grant any license to the Venture Technology to any other person for use within the above-described field of use without the prior written consent of CCI, which shall not be unreasonably withheld, conditioned or delayed if and to the extent that CCI is not making use of such license rights and does not then contemplate making use of such license rights within a reasonable time.

CCI shall be permitted to use, modify and create derivative works based upon the Software in connection with its exploitation or use of the Venture Technology permitted hereby; provided, however, that no such use or exploitation shall violate or conflict with the terms of Section 3.4 of the Shareholders Agreement. Subject to Section 4(d), CCI shall pay or cause to be paid to the Venture royalties for the use of the Venture Technology at the rate of two percent (2%) of the Gross Revenues (as defined below) derived from such use during the term of such license by CCI or any Permitted CCI Sublicensee. The provisions of
Section 4 shall apply to the calculation and payment of such royalties.

          (b) Disclaimer of Warranties. EXCEPT AS SET FORTH IN SECTION 5(d), ALL VENTURE TECHNOLOGY PROVIDED AND LICENSED UNDER THIS SECTION 2 OR UNDER SECTION 3 IS ON AN "AS IS" BASIS, AND THE VENTURE ASSUMES NO RESPONSIBILITY FOR THE RESULTS OR CONSEQUENCES THAT MAY BE OBTAINED FROM THE USE OF THE VENTURE TECHNOLOGY, INCLUDING WITHOUT LIMITATION ANY ECONOMIC RESULTS OR CONSEQUENCES
OR ANY INJURIES TO PERSONS OR PROPERTY. THE VENTURE HEREBY DISCLAIMS IN THEIR ENTIRETY ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          (c) Right to Modify. In connection with its permitted exploitation of the Venture Technology, CCI and any third party acting on its behalf shall have the unrestricted right to modify, and create derivative works based upon, the Venture Technology as CCI may desire and to merge any portion of such Venture Technology into any other software or technology, provided that any portion of the Venture Technology so modified shall remain subject in all respects to the terms and conditions of this Agreement.

          (d) Right to Make and Distribute Copies. In connection with its permitted exploitation of the Venture Technology, CCI and any third party acting on its behalf shall have the right to make and distribute copies of the Venture Technology to the extent deemed necessary by or on behalf of CCI and to the extent required for archival back-up or disaster recovery purposes, provided that each such copy shall remain fully subject to the terms and conditions of this Agreement.

          (e) Sublicenses. In the event that CCI is permitted under Section 2(a) to exploit any Software and its license rights with respect to any of the Venture Technology, CCI shall have the right to grant a license to such Software and a sublicense to such Venture Technology to one or more of CCI's Affiliates or one or more ventures or entities in which CCI or any of its Affiliates had an interest ("Permitted CCI Sublicensees"), provided that no such Permitted CCI Sublicensee shall have the right to grant further sublicenses (sub-sublicenses) to any person or entity (other than another Permitted CCI Sublicensee) without the prior written consent of the Venture, and provided further that any license or sublicense granted under this subsection shall be subject to this Agreement and shall not include any terms or conditions inconsistent with this Agreement. Any such sublicensee shall be permitted to exercise any right provided to CCI in this Section 2 to the extent that CCI so authorizes such sublicensee in writing. A copy of each sublicense entered into pursuant to this Section shall be given to the Venture promptly following its execution.

          (f) Access to Source Code. To the extent that the Venture obtains ownership of or access to any source code included in the Venture Technology, CCI and such contractors as it may retain shall have complete access to such source code for all purposes within the scope of the license rights granted hereby, subject only to the confidentiality provisions of Section 6 hereof.

          (g) Ownership of Modifications and Derivative Works. CCI shall be the sole and exclusive owner of all modifications to or derivative works based upon the Venture Technology and the Software made by or on behalf of CCI and of all Intellectual Property Rights therein.

     3. Licenses from the Venture and CCI to the Manager.

          (a) Licenses of the Venture Technology and Software. The Venture hereby grants to the Manager a nonexclusive, worldwide license to the Venture Technology, and CCI hereby grants to the Manager a nonexclusive, worldwide royalty-free license to the Software, which licensed rights may only be used or commercially exploited to the extent, and only to the extent, that such use or exploitation is specifically excluded from the Company Business through the exercise by SGI Holding of any right of disapproval under Section 3.2(b) of the Shareholders Agreement, subject to the proviso set forth in such section of the Shareholders Agreement, and provided that the excluded use is actually undertaken by the Manager or a Permitted Manager Sublicensee (as defined below) within a reasonable time following such disapproval. Such exploitation or use may not be expanded beyond the specific use or exploitation specifically disapproved by SGI Holding nor shall such use or exploitation violate or conflict with the terms of Section 3.4 of the Shareholders Agreement. The Venture and CCI hereby severally covenant and agree not to grant any license to the Venture Technology or the Software, respectively, to any other person for use within the above-described field of use without the prior written consent of the Manager. Subject to Section 4(d), the Manager shall pay or cause to be paid to the Venture royalties for the use of the Venture Technology at the rate of two percent (2%) of the Gross Revenues (as defined below) derived from such use during the term of such license by the Manager or any Permitted Manager Sublicensee. The provisions of Section 4 shall apply to the calculation and payment of such royalties.

          (b) Right to Modify. In connection with its permitted exploitation of the Venture Technology and the Software, the Manager and third party acting on its behalf shall have the unrestricted right to modify, and create derivative works based upon, the Venture Technology or the Software as the Manager may desire and to merge any portion of the Venture Technology or the Software into any other software or technology, provided that any portion so modified shall remain subject in all respects to the terms and conditions of this Agreement.

          (c) Right to Make and Distribute Copies. In connection with its permitted exploitation of the Venture Technology and Software, the Manager and any third party acting on its behalf shall have the right to make and distribute copies of the Venture Technology and the Software to the extent deemed necessary by or on behalf of the Manager and to the extent required for archival back-up or disaster recovery purposes, provided that each such copy shall remain fully subject to the terms and conditions of this Agreement.

          (d) Sublicenses. In the event that the Manager is permitted under
Section 3(a) to exploit its license rights with respect to any the Venture Technology and Software, the Manager shall have the right to grant a sublicense to such Venture Technology and Software to one or more of the Manager's Affiliates or one or more ventures or entities in which the Manager or any of its Affiliates has an interest ("Permitted Manager Sublicensees"), provided that no such Permitted Manager Sublicensee shall have the right to grant further sublicenses (sub-sublicenses) to any person or entity (other than another Permitted Manager Sublicensee) without the prior written consent of the Venture, and provided further that any sublicense granted under this subsection shall be subject to this Agreement and shall not include any terms or conditions inconsistent with this Agreement. Any such sublicensee shall be permitted to exercise any right provided to the Manager under this Section 3 to the extent that the Manager so authorizes such sublicensee in writing. A copy of each sublicense entered into pursuant to this Section shall be given to each of the Venture and CCI promptly following its execution.

          (e) Access to Source Code. The Manager and such contractors as it may retain shall have complete access to all source code included in the Software and (to the extent that the Venture obtains ownership of or access to any source code included in the Venture Technology) the Venture Technology for all purposes within the scope of the license rights granted hereby, subject only to the confidentiality provisions of Section 6 hereof.

          (f) Ownership of Modifications and Derivative Works. The Manager shall be the sole and exclusive owner of all modifications to or derivative works based upon the Venture Technology and the Software made by or on behalf of the Manager and of all Intellectual Property Rights therein.

     4.   Provisions Generally Applicable to Royalty Payments.

          (a) "Gross Revenue" Defined. As used herein, the term "Gross Revenues" means all revenues of any kind derived by CCI or the Manager, as the case may be, directly or indirectly, from the exploitation of the Venture Technology and/or Software pursuant to Section 2 or 3 hereof, respectively, determined in accordance with generally accepted accounting principles, consistently applied, including without limitation: in the case of gaming revenues, "gross revenues" as defined in Nevada Revised Statutes Section
413.0161 (other than subsection 2(b) thereof) as of the date of this Agreement (and which for purposes of this Agreement shall be determined before the distribution of any share of gross revenues to any party (such as an operator of an airline, cruise ship, hotel or railroad (by way of illustration and not limitation)) with which such licensee enters into an agreement for the operation of gaming); gross receipts from merchandise sales in which such licensee is the seller; rental or other payments from any lessee, consignee or concessionaires; fees for acting as a sales or other agent on behalf of a third party; and any monies collected from patrons as all or part of a charge for use of any gaming devices; and in the case such licensee (or any permitted sublicensee thereof) grants any sublicense as permitted by Section 2 or 3, respectively, "Gross Revenues" shall be determined by reference to the revenues of such sublicensee and not by reference to the revenues or receipts of the sublicensor from such sublicensee. For purposes of the payment of royalties hereunder, "Gross Revenues" realized in any currency than than U.S. Dollars shall be deemed converted into U.S. Dollars using the selling rate of exchange prevailing as of the opening of trading in New York, New York, on the date of payment of such royalties; provided, however, that if the payment is made after the due date therefor, the rate of exchange shall be the rate so prevailing on the date of payment or the due date, whichever results in the higher amount of payment of royalties.

          (b) Payment of Royalties. Royalties payable to the Venture hereunder shall be due and payable in United States currency on a quarterly basis on or before the forty-fifth (45th) day following the end of each calendar quarter. Each royalty payment shall be accompanied by a statement setting forth in reasonable detail the basis for and determination of the royalties due. The books and records of the licensee or its sublicensee relating to its Gross Revenues for any calendar year shall be preserved for a period of not less than eighteen (18) months after the end of such calendar year, and such books and records will be available for inspection by the Venture and its designated agents, accountants and attorneys during business hours upon reasonable advance notice. The Venture shall have the right to audit the Gross Revenues of the licensee and/or its sublicensee(s) on a not more frequent than annual basis for purposes of determining compliance with the royalty obligations hereunder. Any such audit shall be paid for by the Venture, unless such audit results in an increase in the annual amount of royalties payable hereunder of five percent (5%) or more, in which case the licensee or its sublicensee(s) shall pay for the costs of such audit. Any such audit shall be conducted by the accounting firm then responsible for auditing the financial statements of the Venture (unless otherwise mutually agreed upon by the Venture and the licensee), and the determination of such auditors shall be final and binding on all parties in the absence of manifest error. Any adjustment payment by or to the Venture resulting from such an audit shall be made, without interest or penalty except as provided below, to the appropriate party within thirty (30) days after the delivery of the audit report to the licensee and the Venture. In the event that any payment due under this Section 4(b) is not made within fifteen (15) days of its due date, such payment shall accrue interest at the lesser of the prime rate charged from time to time by Citibank, N.A. to its best customers on unsecured borrowings, plus two (2) percentage points, or the highest rate permitted by applicable law. Notwithstanding the foregoing, no royalty payment payable in respect of any calendar year may be challenged, through audit or otherwise, by the Venture more than eighteen (18) months after the end of such calendar year.


          (c) Liability for Taxes. Royalties payable hereunder shall be exclusive of all taxes of any nature other than taxes imposed upon the Venture and determined or measured by reference to its income. Whenever applicable, the licensee or sublicensee paying any royalties hereunder shall be responsible for any and all sales, value added, ad valorem, use, excise or similar tax or taxes payable in respect of such royalties.

          (d) Termination of Royalties. The respective obligations on the part of CCI and the Manager to pay royalties pursuant to Sections 2(a) and 3(a) shall terminate immediately upon any dissolution of the Venture other than by virtue of its merger, amalgamation or consolidation with another corporation or entity or the sale of all or substantially all of its assets to another person or entity.

     5.   Representations and Warranties and Covenants.

          (a) Representations and Warranties of CCI, SGIC and SGI Holding. CCI, SGIC and SGI Holding jointly and severally represent and warrant that:

               (i) Neither the Software as supplied hereunder, nor its normal use for its intended purpose in combination with hardware or other software, will infringe or violate any third-party patent, copyright, trade secret or other right; no other rights or licenses concerning the Software have been granted by any of them to any other party; and, subject to the recordation of assignments in the United States Copyright Office (which have been executed and will be filed for recordation within fifteen (15) days after the date of this Agreement), CCI has good and marketable title to all Software free and clear of any liens or encumbrances.

               (ii) Each of them is a corporation duly organized and validly existing under the laws of the Yukon Territory of Canada, in the case of CCI, the laws of the State of Nevada, in the case of SGIC, or the laws of Bermuda as an exempted company, in the case of SGI Holding.

               (iii) Each of them has full legal power and right to carry on its business as such is now being conducted and as proposed to be conducted. Each of them has the legal power and right under the laws of the Yukon Territory, Nevada and Bermuda, in the case of CCI, SGIC and SGI Holding, respectively, to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of the Articles of Continuation or Bylaws of CCI, the Articles of Incorporation or Bylaws of SGIC, or the Memorandum of Association or Bye-Laws of SGI Holding; (B) any agreement or instrument to which any of them is a party or by which any of them or any of their Affiliates or any of their respective assets are bound; (C) any judgment, order, ruling or decrees applicable to any of them or any of their Affiliates as a party in interest or any law, rule or regulation applicable to any of them or any of their Affiliates; or (D) any document, agreement or other arrangement creating or relating to the creation or existence of any of them or any of their Affiliates.

               (iv) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of each of them.

               (v) This Agreement is a valid and binding obligation of each of them and is enforceable in accordance with its terms against each of them, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (vi) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of any of them in connection with or resulting from the execution or performance of this Agreement.

               (vii) None of them nor any of their Affiliates has incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement, and if any such obligation or liability exists, it shall be the sole obligation of such party or its Affiliate.

               (viii) None of the statements, representations or warranties made by any of them in this Agreement or in any exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

          (b) Representations and Warranties of the Venture. The Venture represents and warrants that:

               (i) It is a corporation duly organized and validly existing under the laws of Bermuda as an exempted company.

               (ii) It has full legal power and right to carry on its business as such is now being conducted and as proposed to be conducted, subject to compliance with any applicable laws and regulations prohibiting or regulating gaming. It has the legal power and right under the laws of Bermuda to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of its Memorandum of Association or Bye-Laws; (b) any agreement or instrument to which it is a party or by which it or any of its assets are bound; (C) any judgment, order, ruling or decrees applicable to it as a party in interest or any law, rule or regulation applicable to it; or (D) any document, agreement or other arrangement creating or relating to its creation or existence.

               (iii) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of the Venture.

               (iv) This Agreement is a valid and binding obligation of the Venture and is enforceable in accordance with its terms against it, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (v) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on it part in connection with or resulting from the execution or performance of this Agreement.

               (vi) It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement.

               (vii) None of the statements, representations or warranties made by any it in this Agreement or in any exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of any material factor omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

               (viii) It understands and acknowledges that the Software has not been tested or verified by any testing laboratory or facility and that neither CCI nor any of its affiliates has made or hereby makes any representation or warranty with respect to the performance, adequacy or commercial viability of any of the Software.

          (c) Representations and Warranties of the Manager. The Manager represents and warrants that:

               (i) It is a corporation duly organized and validly existing under the laws of the State of Nevada.

               (ii) It has full legal power and right to carry on it business as such is now being conducted and as proposed to be conducted. It has the legal power and right under the laws of Nevada to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of its Articles of Incorporation or Bylaws; (B) any agreement or instrument to which it is a party or by which it or any of its Affiliates or any of their respective assets are bound; (C) any judgment, order, ruling or decrees applicable to it or any of its Affiliates as a party in interest or any law, rule or regulation applicable to it or any of its Affiliates; or (D) any document, agreement or other arrangement creating or relating to the creation or existence of it or any of its Affiliates.

               (iii) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly validly authorized by all requisite corporate action on the part of the Manager.

               (iv) This Agreement is a valid and binding obligation of the Manager and is enforceable in accordance with its terms against it, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (v) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on its part in connection with or resulting from the execution or performance of this Agreement.

               (vi) Neither it nor any of its Affiliates has incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement, and if any such obligation or liability exists, it shall be the sole obligation of the Manager or its Affiliate.

               (vii) None of the statements, representations or warranties made by it in this Agreement or in any exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

               (viii) It understands and acknowledges that the Software has not been tested or verified by any testing laboratory or facility and that neither CCI nor any of its Affiliates has made or hereby makes any representation or warranty with respect to the performance, adequacy or commercial viability of any of the Software.

          (d) Additional Representations, Warranties and Covenants of the Venture. The Venture represents and warrants and covenants that neither the Venture Technology as supplied from time to time hereunder, nor its normal use for its intended purpose in combination with hardware, the Software or other software, will infringe or violate any third-party patent, copyright, trade secret or other right. The preceding representation and warranty shall not apply to any infringement to the extent it would have occurred from the use of the Software without the Venture Technology contained therein or not in combination with the Venture Technology.

     6.   Confidentiality.

          (a) "Confidential Information" Defined. For purposes hereof, the term "Confidential Information" of a party shall mean, (i) in the case of CCI, source code of any and all Software and any and all documentation related thereto; and,
(ii) in the case of the Venture, source code of any and all software included in the Venture Technology and any and all documentation related thereto.

          (b) Confidentiality Obligations. Without the prior written consent of CCI, the Venture and its other Obligated Parties (as defined below) and the Manager (in its capacity as a license hereunder) and its other Obligated Parties shall keep confidential and shall not disclose to any third party whatsoever or use for any purpose whatsoever any Confidential Information of CCI, other than uses contemplated by Section 1 or 3 hereof and disclosures made in conformity with Section 6(d) hereof; and without the prior written consent of the Venture, CCI and its other Obligated Parties and the Manager (in its capacity as a licensee hereunder) and its other Obligated Parties shall keep confidential and shall not disclose to any third party whatsoever or use for any purpose whatsoever any Confidential Information of the Venture, other than uses contemplated by Section 2 or 3 hereof and disclosures made in conformity with
Section 6(d) hereof, in any case except as follows:

               (i) any Confidential Information of CCI or the Venture, as the case may be, that the applicable Obligated Party can prove was:

                    (A) in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of any Obligated Party of CCI, the Venture or the Manager, as the case may be (provided that any combination of items of

Confidential Information shall not be deemed within this exception merely because individual items are part of the public domain, but only if the combination itself and its principle(s) of operation or utility are part of the public domain); or

                    (B) lawfully received by such Obligated Party without a binder of confidentiality from an independent third party.

               (ii) an Obligated Party of CCI, the Venture or the Manager, as the case may be, may disclose any Confidential Information of another party to the extent that it has been advised by counsel that such disclosure is necessary to comply with laws or regulations; provided, that such Obligated Party shall give the Venture or CCI, as the case may be, reasonable advance written notice of such proposed disclosure, shall use its best efforts to secure confidential treatment of any such Confidential Information and shall advise the Venture or CCI, as the may be, in writing of the manner of the disclosure.

          (c) Obligated Parties. For purposes hereof, the term "Obligated Party" of a party shall mean CCI, the Venture or the Manager, as the case may be, and the Affiliates, partners, directors, officers, principals, shareholders, employees, independent contractors, consultants and agents of such party, and any of such party's permitted sublicensees, successors and assigns and their respective Affiliates, partners, directors, officers, principals, shareholders, employees, independent contractors, consultants and agents. In the case of the Venture, its Obligated Parties shall include the Manager (in its capacity as manager under the Management Agreement) and its Affiliates, directors, officers, shareholders, employees, independent contractors, consultants, agents, successors and assigns, whether or not such persons would be included by virtue of the above definition.

          (d) Dissemination of Confidential Information. Any dissemination of Confidential Information of a party by an Obligated Party of any other party to any person, including without limitation other Obligated Parties of such other party, shall be only to carry out the purposes of this Agreement and shall be limited to the maximum extent possible consistent with carrying out such purposes. Prior to receiving any such Confidential Information, any such person shall agree in writing for the benefit of the other party to be bound by the provisions of this Section 6, and Sections 10(d), 10(e) and 10(f) to the same extent that such party is bound hereby. All such written agreements shall be delivered to the party or parties in favor of which such agreements are made within (5) days after the execution thereof.

          (e) Safekeeping of Confidential Information. In recognition and furtherance of the foregoing confidentiality obligations, each party agrees that all of its Obligated Parties shall keep any and all records which contain any Confidential Information of the other party in a safe and secure location.

          (f) Injunctive Relief. It is expressly covenanted and agreed that, in the event of a breach of this Section 6 by any Obligated Party of a party, although the damage to the CCI or the Venture, as the case may be, will be substantial, the same will be difficult to ascertain, money damages will not afford an adequate remedy and CCI or the Venture, as the case may be, will suffer irreparable injury. Therefore, in the event of any such breach, and in addition to any other rights or remedies available at law, in equity or under this Agreement, each of CCI and the Venture party shall have the right to obtain specific performance of such obligations set forth in this Section 6 by way of temporary and/or permanent injunctive relief without bond.

          (g)  Survival of Confidentiality Obligations.  The provisions of this
Section 6 shall survive any termination of any license granted hereunder for a period of three (3) years. Upon any termination of any license granted hereunder, all Obligated Parties of the licensee shall promptly deliver to the licensing party or parties all tangible manifestations of Confidential Information of the licensing party or parties in its possession or under its control, retaining no copies thereof. In the case of Confidential Information that is commingled with other proprietary information to which the licensing party or parties do not have rights, the Obligated Parties may, in lieu of delivering such tangible manifestations to the licensing party or parties, destroy all such tangible manifestations, and shall so certify in writing to the licensing party or parties.

          (h) Residual Rights and Independent Developments. The terms of confidentiality contained in this Section 6 shall not be construed to limit any party's right to independently develop or acquire products without the use of another party's Confidential Information. Further, all parties shall be free to use for any purpose the Residuals (as defined below) resulting from access to or work with the Software, the Venture Technology and Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein, and provided that such use does not infringe the patent, copyright, trade secret or other rights of one of the parties to which a license is not otherwise granted hereunder. The term "Residuals" means information in intangible form, which may be retained in the heads of persons who have had access to the Software, the Venture Technology and the Confidential Information, including ideas, concepts, know-how, techniques and general experience gained. No party hereto shall have any obligation to limit of restrict the assignment of such persons or to pay royalties for any work resulting from the use of Residuals, except as otherwise expressly provided for herein.

     7. Limitation of Liability. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT IN CONNECTION WITH A BREACH OF SECTION 6 HEREOF, NO PARTY SHALL IN ANY CASE BE LIABLE TO ANY OTHER PARTY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR OTHER SIMILAR DAMAGES RELATED TO THIS AGREEMENT OR ITS PERFORMANCE ARISING FROM BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE OR ANY OTHER LEGAL OR EQUITABLE THEORY EVEN IF SUCH PARTY OR ITS AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     8. Infringement.

          (a) CCI, SGIC and SGI Holding Indemnification Obligation. CCI, SGIC and SGI Holding jointly and severally shall indemnify, defend and hold the Venture and the Manager and their respective officers, directors, employees, agents and licensees harmless from and against any and all damages (subject to Section 7 hereof), liabilities, costs and expenses (including reasonable attorneys' fees) resulting from the breach or untruthfulness of the representations and warranties set forth in Section 5(a)(i) hereof (and including amounts incurred in the settlement or avoidance of any claims based thereon), provided that: (i) in the event of an infringement claim, CCI shall have the right, but not the obligation, to procure at its expense the right to use the infringing portion of the Software, or to replace the infringing portion with an alternative item that meets applicable specifications, and (ii) CCI shall be given prompt notice of the claim and the opportunity to control the defense and/or settlement thereof, provided that the Venture or the Manager or both, as the case may be, shall have the right to approve any settlement involving other than a monetary payment, which approval shall not be unreasonably withheld, conditioned or delayed.

          (b) Venture Indemnification Obligation. Without limiting Sections 5(a)(i) and 8(a), the Venture shall indemnify, defend and hold CCI and the Manager and their respective officers, directors, employees, agents and licensees harmless from and against any and all damages (subject to Section 7 hereof), liabilities, costs and expenses (including reasonable attorneys' fees) resulting from the breach or untruthfulness of the representations, covenants and warranties set forth in Section 5(d) hereof (and including amounts incurred in the settlement or avoidance of any claims based thereon), provided: (i) in the event of an infringement claim, the Venture shall have the right, but not the obligation, to procure at its expense the right to use the infringing portion of the Venture Technology, or to replace the infringing portion with an alternative item that meets applicable specifications, and (ii) the Venture shall be given prompt notice of the claim and the opportunity to control the defense and/or settlement thereof.

          (c) Infringement of Software. In the event of any infringement of the Software by any third party by making, selling, copying or distributing the Software or any portion thereof for a purpose that is within the Company Business, the Venture will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. CCI and the Manager (in its capacity as a licensee) shall provide such cooperation and assistance in connection therewith as may be reasonably requested by the Venture, and the Venture shall promptly reimburse CCI or the Manager (in its capacity as a licensee) for its costs and expenses incurred in connection with providing such cooperation and assistance. If the Venture declines to take any action or commence any proceeding against the infringing party or parties or if the infringement arises out of activities not within the Company Business, CCI and (if such infringement affects the Manager's actual or potential use or exploitation of its license rights to Software) the Manager, as the case may be, each will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. The Venture shall provide such cooperation and assistance in connection therewith as may be reasonably requested by CCI or the Manager, and CCI or the Manager, as the case may be, shall promptly reimburse the Venture for its costs and expenses incurred in connection with providing such cooperation and assistance.

          (d) Infringement of the Venture Technology. In the event of any infringement of the Venture Technology by any third party, whether by making, selling, copying or distributing the Venture Technology or any portion thereof for a purpose that is within or without the Company Business, the Venture will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. CCI and the Manager (in its capacity as a licensee) shall provide such cooperation and assistance in connection therewith as may be reasonably requested by the Venture, and the Venture shall promptly reimburse CCI or the Manager (in its capacity as a licensee) for its costs and expenses incurred in connection with providing such cooperation and assistance. If the Venture declines to take any action or commence any proceeding against the infringing party or parties and such infringement affects CCI's or the Manager's actual or potential use or exploitation of its license rights to the Venture Technology, CCI or the Manager, as the case may be, each will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. The Venture shall provide such cooperation and assistance in connection therewith as may be reasonably requested by CCI or the Manager, and CCI or the Manager, as the case may be, shall promptly reimburse the Venture for its costs and expenses incurred in connection with providing such cooperation and assistance.

     9.   Term; Survival of Provisions.

          (a)  Term.

               (i) The term of the license granted under Section 1 hereof shall be co-extensive with the term of the Venture's corporate existence, which shall include any period of liquidation and winding up following the dissolution or authorization of the dissolution of the Venture; provided, however, that if the Venture is merged or amalgamated with or consolidated into another corporation or entity or sells all or substantially all of its assets to another corporation or entity or otherwise is combined with another corporation or entity in a merger, amalgamation, consolidation, sale of assets or other transaction approved in accordance with or permitted by Section 1.6 of the Shareholders Agreement, such license will continue in effect and the successor party to the Venture shall, if necessary, be deemed to be the assignee of the Venture under this Agreement. Notwithstanding any breach of this Agreement by the Venture, CCI shall not be entitled to terminate the license rights granted under Section 1 hereof prior to the expiration of such license rights as provided in this
Section 9(a)(i); provided, however, that this provision shall not otherwise limit the liability of the Venture for any such breach.

               (ii) The terms of the licenses granted under Sections 2 and 3 will expire on December 31, 2093.

          (b) Termination of CCI's License Rights for Breach. The license granted to CCI under Section 2 may be terminated by the Venture upon a breach of the royalty payment obligations set forth in Sections 2 and 4 which is not cured within thirty (30) days after written notice of such breach from the Venture to CCI.

          (c) Termination of the Manager's License Rights for Breach. The license granted to the Manager under Section 3 may be terminated by the Venture upon a breach of the royalty payment obligations set forth in Sections 3 and 4 which is not cured within thirty (30) days after written notice of such breach from the Venture to the Manager.

          (d) Survival. Notwithstanding any termination or expiration of any license granted hereunder, the representations, covenants and warranties of clauses (a)(i), (d) and (e) of Section 5, the confidentiality provisions of
Section 6, the indemnification provisions of Section 8, the provisions of
Section 10 and all other provisions of this Agreement not required to terminate with such license rights shall survive any such termination or expiration; provided, however, that the provisions of Section 6 shall survive only for the period specified in Section 6(g).

          (e) Ownership Upon Dissolution of the Venture. Upon any dissolution of the Venture or other cessation of its corporate existence other by virtue of its merger, amalgamation or consolidation with another corporation or entity or the sale of all or substantially all of its assets to another person or entity, all right, title and interest in and to all Venture Technology, and to all Intellectual Property Rights therein, shall vest in, and is hereby conditionally assigned to, CCI and the Manager as joint owners with undivided interests. Each of CCI and the Manager, as joint owners, shall be free to make, have made, use, sell, copy, make derivative works based upon, perform, distribute and otherwise exploit the Venture Technology in any manner desired without a duty of accounting of profits to or royalties to the other resulting therefrom. Upon the request of either CCI or the Manager, the Venture shall take all actions and execute all documents reasonably necessary to effect and perfect the assignment of the Venture Technology to CCI and the Manager as joint owners.

     10. General Provisions.

          (a) Notices; Payments. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be personally delivered (by commercial courier or otherwise) or sent by telecopy receipt of which is confirmed or sent first class mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

     If to CCI, SGIC or SGI Holding:

               c/o Creator Capital Inc.
               595 Howe Street, Suite 1115
               Vancouver, British Columbia V6C 2T5
               Canada
               Attention: Mr. Malcolm P. Burke
               Telecopier: (604) 687-8678
               Telephone: (604) 689-1515

                    with a copy to:

               Gordon R. Kanofsky, Esq.
               Hughes Hubbard & Reed
               350 South Grand Avenue
               Los Angeles, California 90071-3442
               United States of America
               Telecopier: (213) 613-2950
               Telephone: (213) 613-2876

     If to the Venture:

               Interactive Entertainment Limited
               c/o Creator Capital Inc.
               595 Howe Street, Suite 1115
               Vancouver, British Columbia V6C 2T5
               Canada
               Attention: Mr. Malcolm P. Burke
               Telecopier: (604) 687-8678
               Telephone: (604) 689-1515

                    with copies to:

               Gordon R. Kanofsky, Esq.
               Hughes Hubbard & Reed
               350 South Grand Avenue
               Los Angeles, California 90071-3442
               United States of America
               Telecopier: (213) 613-2950
               Telephone: (213) 613-2876
                    and

               John W. McConomy, Esq.
               Associate General Counsel
               The Promus Companies Incorporated
               1023 Cherry Road
               Memphis, Tennessee 38117-5423
               United States of America
               Telecopier: (901) 762-8735
               Telephone: (901) 762-8737

     If to the Manager:

               Harrah's Interactive Entertainment Company
               c/o The Promus Companies Incorporated
               1023 Cherry Road
               Memphis, Tennessee 38117-5423
               United States of America
               Attention: Mr. John M. Boushy
               Telecopier: (901) 762-8914
               Telephone: (901) 762-8944

                    with a copy to:

               John W. McConomy, Esq.
               Associate General Counsel
               The Promus Companies Incorporated
               1023 Cherry Road
               Memphis, Tennessee 38117-5423
               United States of America
               Telecopier: (901) 762-8735
               Telephone: (901) 762-8737

Notices and other communications shall be deemed delivered, (i) in the case of personal delivery, on the date of their receipt at the address(es) specified above for delivery, (ii) in the case of a telecopy, upon confirmation of its receipt, and (iii) in the case of mail, at the earlier of the time of receipt or five days after the mailing thereof. Any payments required to be made pursuant to this Agreement shall be made and delivered in person or by mail in the same manner as provided above for notices and other communications. Any party may change its address for the giving of notices, other communications and payments by notice given in accordance with this Section.

          (b) Assignment. Except in connection with assignments or deemed assignments permitted by Section 9(a)(i) hereof or required or permitted by the terms of the Shareholders Agreement, the Venture shall not have the right to assign it interests under this Agreement without the prior written consent of CCI, which may be given or denied in CCI's sole discretion. Except for an assignment to an Affiliate of such party who agrees in writing to be bound by this Agreement, neither CCI nor the Manager shall have the right to assign their respective interests under this Agreement without the prior written consent of the Venture, which may be given or denied in the Venture's sole discretion. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors, legal representatives and assigns.

          (c) Severability. The provisions of this Agreement shall be deemed severable. If any provision hereof shall be found invalid, illegal, void or unenforceable, in whole or in part, the remaining provisions or portions thereof shall remain in full force and effect to the maximum extent permissible. To the maximum extent permitted by applicable law, each party hereby waives any provision of law which renders any provision of this Agreement invalid, illegal, void or unenforceable.

          (d) Governing Law. THIS AGREEMENT AND ALL RELATIONS OF THE PARTIES IN CONNECTION HEREWITH SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS OR CHOICE OF LAW RULES OR LAWS OF SUCH JURISDICTION.

          (e) Forum Selection. THE PARTIES AGREE THAT ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE COMMENCED IN A STATE OR FEDERAL COURT OF OR IN CLARK COUNTY, NEVADA, WHICH THE PARTIES AGREE IS THE SOLE AND EXCLUSIVE VENUE FOR THE CONVENIENCE OF THE PARTIES FOR PURPOSES OF THIS AGREEMENT, AND EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND WAIVES ANY RIGHT THAT IT MAY NOW OR HEREAFTER HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, EXCEPT THAT EACH PARTY RETAINS WHATEVER RIGHT IT MAY HAVE TO REMOVE SUCH SUIT, ACTION OR PROCEEDING TO THE FEDERAL COURT SITTING IN CLARK COUNTY, NEVADA.

          (f) Attorneys' Fees and Costs. If any litigation or other proceeding between or among the parties is commenced in connection with or related to this Agreement, the losing party or parties shall pay the reasonable attorneys' fees and costs and expenses of the prevailing party or parties incurred in connection therewith.

          (g) Entire Agreement; Modification. This Agreement, together with the Shareholders Agreement, the Management Agreement and the Trademark License Agreement between CCI and the Venture entered into concurrently herewith, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior negotiations and agreements with respect to the subject matter hereof. This Agreement may be modified only by an instrument in writing duly executed by the party sought to be bound by such modification.

          (h) Waivers. No breach of any covenant, condition, agreement, warranty or representation made herein shall be deemed waived unless expressly waived in writing by the party who might assert such breach. Any such waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any such waiver may be conditional. No such waiver shall be deemed to be a waiver of any other matter, whenever occurring and whether identical, similar or dissimilar to the matter waived.

          (i) Further Assurances. Each party agrees promptly to execute and deliver such documents and to do such other acts as may be requested by any other party and are in the reasonable judgment of the requesting party necessary or appropriate to effectuate the purposes of this Agreement. Such matters may include, but shall not be limited to, the registration of a party as the owner or user of some or all of the Software or the Venture Technology, as the case may be, under the laws of any United States or foreign jurisdiction. The requesting party shall promptly reimburse the other party for its costs and expenses incurred in connection with providing such further assurances and cooperation.

          (j) Relationship of Parties. Nothing set forth herein shall ever be construed to create an association, trust or partnership or impose a trust or partnership duty, obligation or liability on or with regard to either of the parties hereto.

          (k) Headings; Gender; Number. The headings of the sections and subsections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement. As used herein and as the context requires, a reference to the male, female or neutral gender includes a reference to each other gender, and a reference to the singular or plural number includes a reference to the other number.

          (l) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed to constitute an original.

          (m) Computer Media. Each party shall be entitled to have a copy of this Agreement, including all written schedules and exhibits, on diskette or other commonly used computer storage media in a format readable by one or more leading word processing programs as of the date of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

--------------------------------------------------------------------------------
CREATOR CAPITAL INC.                            INTERACTIVE ENTERTAINMENT
                                                LIMITED

By:
   ----------------------------                 By:
    Malcolm P. Burke, Director                     ----------------------------
                                                        Daniel H. Greene,
                                                     Director and President

By:
   ----------------------------
    James P. Grymyr, Director

--------------------------------------------------------------------------------

HARRAH'S INTERACTIVE                            SKY GAMES INTERNATIONAL,
ENTERTAINMENT COMPANY                           CORP.


By:                                             By:
   ----------------------------                    ----------------------------
    John W. McConomy, Designee                      James P. Grymyr, President

-------------------------------------------------------------------------------

SGI HOLDING CORPORATION
LIMITED


By:
   ----------------------------
      Malcolm P. Burke,
    Director and President

                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------

        Schedules
        ---------

A      Description of Software


        Exhibits
        --------

1    Diskette(s) containing current version of Software

2    Assignment Agreement

                          TRADEMARK LICENSE AGREEMENT

     THIS TRADEMARK LICENSE AGREEMENT (this "Agreement") is made and entered into as of the ___ day of December 1994, by and between Creator Capital Inc., a Yukon Territory corporation ("CCI"), and Interactive Entertainment Limited, a Bermuda exempted company ("the Venture"). Sky Games International, Corp. ("SGIC"), a Nevada corporation and an Affiliate (as defined below) of CCI, and SGI Holding Corporation Limited ("SGI Holding"), a Bermuda exempted company and an Affiliate of CCI, are also executing this Agreement solely for the purposes of making the representations, warranties, covenants and agreements specifically made by them in Sections 2 and 6 of this Agreement and to become bound by the provisions of Sections 5 and 8 of this Agreement, and neither SGIC nor SGI Holding shall have any other liability or obligation under this Agreement. As used herein, the term "Affiliate" shall mean an entity, including without limitation a general partnership or a business trust, controlling, controlled by or under common control with another entity (except that the Venture shall not be deemed to be an Affiliate of SGI Holding or any of its Affiliates).


                             W I T N E S S E T H:

     WHEREAS, SGIC has purchased and/or developed software in connection with the development of a computer-based interactive video system for the operation of gaming and related entertainment activities on-board aircraft and other venues or locations and certain additional inventions (whether or not patentable), know-how, trade secrets and other proprietary information related to or in connection with such software (collectively, the "Software");

     WHEREAS, SGIC has purchased and/or created the trademarks, trade names, service marks and service names listed on Schedule A attached hereto (the "Trade Rights") which Trade Rights has been created for use in connection with the Software and possibly other products or services;

     WHEREAS, CCI has acquired from SGIC all right, title and interest in and to the Trade Rights pursuant to an Assignment Agreement (the "SGIC Assignment") entered into concurrently herewith;

     WHEREAS, the Venture has been recently formed as a Bermuda exempted company by SGI Holding, which owns 80% of the issued and outstanding stock of the Venture, and Harrah's Interactive Investment Company ("HII"), which owns the remaining 20% of the issued and outstanding stock of the Venture, to develop, implement and operate gaming and other operations in the pursuit of the "Company Business" (as defined in that certain Shareholders Agreement, of even date herewith, among SGI Holding, HII and the Venture, and as such Shareholders Agreement may be amended from time to time (the "Shareholders Agreement"))

     WHEREAS, concurrently with the execution of this Agreement, CCI, the Venture and Harrah's Interactive Entertainment Company (the "Manager"), an Affiliate of HII and the manager of the Venture's business, are entering into a Cross-License Agreement (the "License Agreement"), pursuant to which the Venture is obtaining from CCI a license to the Software; and

     WHEREAS, as a condition to investing in the Venture and to assuming responsibility for the management of the business of the Venture, HII and the Manager, respectively, have required that CCI license the Trade Rights to the Venture, and CCI is desirous and willing to grant such a license in consideration of the benefits anticipated to be realized by CCI, directly or indirectly, through its investment in the Venture and from the Manager's management of the Venture's business.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agrees as follows:

     1. License of Trade Rights.

          (a) License of Trade Rights. CCI hereby grants to the Venture an exclusive, worldwide, royalty-free license to the Trade Rights.

          (b) Sublicenses. The Venture (through the Manager during the term of the Management Agreement) shall have the right to grant sublicenses in connection with the Company Business (as defined in the Shareholders Agreement) to others (including to the Manager) to use the Trade Rights, provided that no such sublicensee shall have the right to grant further sublicenses (sub-sublicenses) without the prior written consent of CCI, which shall not be unreasonably withheld, conditioned or delayed, and provided further that any sublicense granted under this subsection shall be subject to this Agreement and shall not include any terms or conditions inconsistent with this Agreement.

     2.   Representations and Warranties.

          (a) Representations and Warranties of CCI, SGIC and SGI Holding. CCI, SGIC and SGI Holding jointly and severally represent and warrant that:

               (i) None of the Trade Rights infringes or violates any third-party trademark, trade name, service mark, service name or other trade rights in the United States of America; none of them has any notice of any infringement or violation or claim of infringement or violation of the Trade Rights (whether in the United States of America or otherwise); no other rights or licenses concerning the Trade Rights have been granted by any of them to any other party; CCI has good and marketable title in the United States of America to the Trade Rights, free and clear of any liens or encumbrances; and, subject to the recordation of assignments in the United States Patent and Trademark Office (which have been executed and will be filed for recordation within fifteen (15) days after the date of this Agreement), CCI has good and marketable title to any and all registrations and applications for registration of the Trade Rights in the United States of America, free and clear of any liens or encumbrances.

               (ii) Each of them is a corporation duly organized and validly existing under the laws of the Yukon Territory of Canada, in the case of CCI, the laws of the State of Nevada, in the case of SGIC, or the laws of Bermuda as an exempted company, in the case of SGI Holding.

               (iii) Each of them has full legal power and right to carry on its business as such is now being conducted and as proposed to be conducted. Each of them has the legal power and right under the laws of the Yukon Territory, Nevada and Bermuda, in the case of CCI, SGIC and SGI Holding, respectively, to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of the Articles of Continuation or Bylaws of CCI, the Articles of Incorporation or Bylaws of SGIC, or the Memorandum of Association or Bye-Laws of SGI Holding; (B) any agreement or instrument to which any of them is a party or by which any of them or any of their Affiliates or any of their respective assets are bound; (C) any judgment, order, ruling or decrees applicable to any of them or any of their Affiliates as a party in interest or any law, rule or regulation applicable to any of them or any of their Affiliates; or (D) any document, agreement or other arrangement creating or relating to the creation or existence of any of them or any of their Affiliates.

               (iv) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of each of them.

               (v) This Agreement is a valid and binding obligation of each of them and is enforceable in accordance with its terms against each of them, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (vi) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of any of them in connection with or resulting from the execution or performance of this Agreement.

               (vii) None of them nor any of their Affiliates has incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement, and if any such obligation or liability exists, it shall be the sole obligation of such party or its Affiliate.

               (viii) None of the statements, representations or warranties made by any of them in this Agreement or in any exhibit of certificate delivered pursuant to this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

          (b) Representations and Warranties of the Venture. The Venture represents and warrants that:

               (i) It is a corporation duly organized and validly existing under the laws of Bermuda as an exempted company.

               (ii) It has full legal power and right to carry on its business as such is now being conducted and as proposed to be conducted, subject to compliance with any applicable laws and regulations prohibiting or regulating gaming. It has the legal power and right under the laws of Bermuda to enter into and perform this Agreement and the transactions contemplated hereby; and that the consummation of the transactions contemplated by this Agreement will neither violate nor be in conflict with: (A) any provision of its Memorandum of Association or Bye-Laws; (B) any agreement or instrument to which it is a party or by which it or any of its assets are bound; (C) any judgment, order, ruling or decrees applicable to it as a party in interest or any law, rule or regulation applicable to it; or (D) any document, agreement or other arrangement creating or relating to its creation or existence.

               (iii) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of the Venture.

               (iv) This Agreement is a valid and binding obligation of the Venture and is enforceable in accordance with its terms against it, subject to and limited by the effect of applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally.

               (v) No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on its part in connection with or resulting from the execution or performance of this Agreement.

               (vi) It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finder's fees in respect of the matters provided for in this Agreement.

               (vii) None of the statements, representations or warranties made by any it in this Agreement or in any exhibit or certificate delivered pursuant to this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to be stated in order to make the statements, representations or warranties contained herein or therein not materially misleading.

     3. Ownership of the Trade Rights; Use of Trade Rights. The Venture acknowledges CCI's exclusive ownership of all right, title and interest in and to the Trade Rights, and the Venture will at no time do, or cause or permit to be done, any act impairing or tending to impair such right, title and interest. When using the Trade Rights, the Venture shall comply, or cause the compliance, with all applicable laws pertaining to trademarks and other trade rights in force at the time of such use.

     4. Registration of Trade Rights or Venture. At the Venture's expense, CCI will use reasonable efforts to register and maintain the registration of the Trade Rights in such jurisdictions as shall be requested from time to time by the Venture. If applicable law permits and upon the request of the Venture, CCI shall make application, at the expense of the Venture, to register the Venture as a permitted user or registered user of the Trade Rights.

     5. Limitation of Liability. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, NO PARTY SHALL IN ANY CASE BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR OTHER SIMILAR DAMAGES RELATED TO THIS AGREEMENT OR ITS PERFORMANCE ARISING FROM BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE OR ANY OTHER LEGAL OR EQUITABLE THEORY EVEN IF SUCH PARTY OR ITS AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     6.   Infringement.

          (a) CCI, SGIC and SCI Holding Indemnification Obligation. CCI, SGIC and SGI Holding jointly and severally shall indemnify, defend and hold the Venture and the Manager and their respective officers, directors, employees, agents and licensees harmless from and against any and all damages (subject to Section 5 hereof), liabilities, costs and expenses (including reasonable attorneys' fees) resulting from the breach or untruthfulness of the representations and warranties set forth in Section 2(a)(i) hereof (and including amounts incurred in the settlement or avoidance of any claims based thereon), provided that CCI shall be given prompt notice of the claim and the opportunity to control the defense and/or settlement thereof, provided that the Venture shall have the right to approve any settlement involving other than a monetary payment, which approval shall not be unreasonably withheld, conditioned or delayed.

          (b) Venture indemnification Obligation. Without limiting Sections 2(a)(i) and 6(a), the Venture shall indemnify, defend and hold CCI and its officers, directors, employees, agents and licensees harmless from and against any and all damages (subject to Section 5 hereof), liabilities, costs and expenses (including reasonable attorneys' fees) resulting from the infringement of any third party trademarks, trade names, service marks, service names or other trade rights resulting from the use of the Trade Rights outside of the United States of America, provided that the Venture shall be given prompt notice of the claim and the opportunity to control the defense and/or settlement thereof.

          (c) Infringement of Trade Rights. In the event of any infringement of the Trade Rights, the Venture will have the right at its sole cost and expense and for its sole benefit to take any action or to commence any proceeding it deems necessary against the infringing party or parties. CCI shall provide such cooperation and assistance in connection therewith as may be reasonably requested by the Venture, and the Venture shall promptly reimburse CCI for its costs and expenses incurred in connection with providing such cooperation and assistance.

     7.  Term; Survival of Provisions.

          (a) Term. The term of the license granted under Section 1 hereof shall be co-extensive with the term of the Venture's corporate existence, which shall include any period of liquidation and winding up following the dissolution or authorization of the dissolution of the Venture; provided, however, that if the Venture is merged or amalgamated with or consolidated into another corporation or entity or sells all or substantially all of its assets to another corporation or entity or otherwise is combined with another corporation or entity in a merger, amalgamation, consolidation, sale of assets or other transaction approved in accordance with or permitted by Section 1.6 of the Shareholders Agreement, such license will continue in effect and the successor party to the Venture shall, if necessary, be deemed to be the assignee of the Venture under this Agreement. Notwithstanding any breach of this Agreement by the Venture, CCI shall not be entitled to terminate the license rights granted under Section 1 hereof prior to the expiration of such license rights as provided in this Section 7(a); provided, however, that this provision shall not otherwise limit the liability of the Venture for any such breach.

          (c) Survival. Notwithstanding any termination or expiration of the license rights granted hereunder, the representations and warranties of clause
(a)(i) of Section 2, the indemnification provisions of Section 6, the provisions of Section 8 and all other provisions of this Agreement not required to terminate with such license rights shall survive any such termination or expiration.

     8.   General Provisions.

          (a) Notices; Payments. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be personally delivered (by commercial courier or otherwise) or sent by telecopy receipt of which is confirmed or sent first class mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

     If to CCI, SGIC or SGI Holding:

               c/o Creator Capital Inc.
               595 Howe Street, Suite 1115
               Vancouver, British Columbia V6C 2T5
               Canada
               Attention: Mr. Malcolm P. Burke
               Telecopier: (604) 687-8678
               Telephone:  (604) 689-1515

                    with a copy to:

               Gordon R. Kanofsky, Esq.
               Hughes Hubbard & Reed
               350 South Grand Avenue
               Los Angeles, California 90071-3442
               United States of America
               Telecopier: (213) 613-2950
               Telephone:  (213) 613-2876

     If to the Venture:

               Interactive Entertainment Limited
               c/o Creator Capital Inc.
               595 Howe Street, Suite 1115
               Vancouver, British Columbia V6C 2T5
               Canada
               Attention: Mr. Malcolm P. Burke
               Telecopier: (604) 687-8678
               Telephone:  (604) 689-1515

                    with copies to:

               Gordon R. Kanofsky, Esq.
               Hughes Hubbard & Reed
               350 South Grand Avenue
               Los Angeles, California 90071-3442
               United States of America
               Telecopier: (213) 613-2950
               Telephone:  (213) 613-2876
                    and

               John W. McConomy, Esq.
               Associate General Counsel
               The Promus Companies Incorporated
               1023 Cherry Road
               Memphis, Tennessee 38117-5423
               United States of America
               Telecopier: (901) 762-8735
               Telephone:  (901) 762-8737

Notices and other communications shall be deemed delivered, (i) in the case of personal delivery, on the date of their receipt at the address(es) specified above for delivery, (ii) in the case of a telecopy, upon confirmation of its receipt, and (iii) in the case of mail, at the earlier of the time of receipt or five days after the mailing thereof. Any payments required to be made pursuant to this Agreement shall be made and delivered in person or by mail in the same manner as provided above for notices and other communications. Any party may change its address for the giving of notices, other communications and payments by notice given in accordance with this Section.

          (b) Assignment. Except in connection with assignments or deemed assignments permitted by Section 7(a) hereof or required or permitted by the terms of the Shareholders Agreement, the Venture shall not have the right to assign its interests under this Agreement without the prior written consent of the CCI, which may be given or denied in CCI's sole discretion. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors, legal representatives and assigns.

          (c) Severability. The provisions of this Agreement shall be deemed severable. If any provision hereof shall be found invalid, illegal, void or unenforceable, in whole or in part, the remaining provisions or portions thereof shall remain in full force and effect to the maximum extent permissible. To the maximum extent permitted by applicable law, each party hereby waives any provision of law which renders any provision of this Agreement invalid, illegal, void or unenforceable.

          (d) Governing Law. THIS AGREEMENT AND ALL RELATIONS OF THE PARTIES IN CONNECTION HEREWITH SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS OR CHOICE OF LAW RULES OR LAWS OF SUCH JURISDICTION.

          (e) Forum Selection. THE PARTIES AGREE THAT ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE COMMENCED IN A STATE OR FEDERAL COURT OF OR IN CLARK COUNTY, NEVADA, WHICH THE PARTIES AGREE IS THE SOLE AND EXCLUSIVE VENUE FOR THE CONVENIENCE OF THE PARTIES FOR PURPOSES OF THIS AGREEMENT, AND EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND WAIVES ANY RIGHT THAT IT MAY NOW OR HEREAFTER HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, EXCEPT THAT EACH PARTY RETAINS WHATEVER RIGHT IT MAY HAVE TO REMOVE SUCH SUIT, ACTION OR PROCEEDING TO THE FEDERAL COURT SITTING IN CLARK COUNTY, NEVADA.

          (f) Attorneys' Fees and Costs. If any litigation or other proceeding between or among the parties is commenced in connection with or related to this Agreement, the losing party or parties shall pay the reasonable attorneys' fees and costs and expenses of the prevailing party or parties incurred in connection therewith.

          (g) Entire Agreement; Modification. This Agreement, together with the Shareholders Agreement, the License Agreement and the Management Agreement between the Venture and the Manager entered into concurrently herewith, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior negotiations and agreements with respect to the subject matter hereof. This Agreement may be modified only by an instrument in writing duly executed by the party sought to be bound by such modification.

          (h) Waivers. No breach of any covenant, condition, agreement, warranty or representation made herein shall be deemed waived unless expressly waived in writing by the party who might assert such breach. Any such waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any such waiver may be conditional. No such waiver shall be deemed to be a waiver of any other matter, whenever occurring and whether identical, similar or dissimilar to the matter waived.

          (i) Further Assurances. Each party agrees promptly to execute and deliver such documents and to do such other acts as may be requested by any other party and are in the reasonable judgment of the requesting party necessary or appropriate to effectuate the purposes of this Agreement. Such matters may include, but shall not be limited to, the registration of a party as the owner or user of some or all of the Software or the Venture Technology, as the case may be, under the laws of any United States or foreign jurisdiction. The requesting party shall promptly reimburse the other party for its costs and expenses incurred in connection with providing such further assurances and cooperation.

          (j) Relationship of Parties. Nothing set forth herein shall ever be construed to create an association, trust or partnership or impose a trust or partnership duty, obligation or liability on or with regard to either of the parties hereto.

          (k) Headings: Gender; Number. The headings of the sections and subsections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement. As used herein and as the context requires, a reference to the male, female or neutral gender includes a reference to each other gender, and a reference to the singular or plural number includes a reference to the other number.

          (l) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed to constitute an original.

          (m) Computer Media. Each party shall be entitled to have a copy of this Agreement, including all written schedules and exhibits, on diskette or other commonly used computer storage media in a format readable by one or more leading word processing programs as of the date of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


CREATOR CAPITAL INC.                   INTERACTIVE ENTERTAINMENT
                                       LIMITED

By:                                    By:
   ---------------------------            --------------------------
   Malcolm P. Burke, Director                  Daniel H. Greene,
                                            Director and President

By:
   ---------------------------
    James P. Grymyr, Director


SGI HOLDING CORPORATION                SKY GAMES INTERNATIONAL,
LIMITED                                CORP.


By:                                    By:
   ---------------------------            ---------------------------
        Malcolm P. Burke,                 James P. Grymyr, President
     Director and President

                   SCHEDULE A TO TRADEMARK LICENSE AGREEMENT
                   -----------------------------------------


                            EXISTING REGISTRATIONS

Mark                   Reg. No.      Class                  Date Reg.
----                   --------      -----                  ---------
Sky Games              1,718,373     Int. Class 28          September 22, 1992
International - "We                  (Prior U.S. Classes
Make Time Fly"                       22 & 38)


                      PENDING INTENT TO USE APPLICATIONS

Mark                Serial No.     Filing Date     Type     Class
----                ----------     -----------     ----     -----
Sky Games           74/349915      December 10,    1(b)     42
International -                    1991
"We Make Time Fly"


                     ABANDONED INTENT TO USE APPLICATIONS

Mark                Serial No.     Filing Date/    Type     Class
----                ----------     ------------    ----     -----
                                   Abandonment
                                   -----------
                                   Date
                                   ----
Casino Class        74/338046      December 8,     1(b)     42
                                   1992 / May 17,
                                   1994
